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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            Sonic Innovations,  Inc.
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             (Exact name of Registrant as specified in its charter)

Delaware                                                            87-0494518
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(State of incorporation or organization                  (IRS Employer I.D. No.)

    2795 East Cottonwood Parkway, Suite 660, Salt Lake City, UT  84121-7036
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates (if applicable): 333-30566
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to the section entitled "Description of Capital Stock" contained in Registrant's Registration Statement on Form S-1 (File No. 333-30566), as originally filed or subsequently amended (the "S-1 Registration Statement"), which S-1 Registration Statement was originally filed with the Securities and Exchange Commission on February 16, 2000.

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         3.1*    Certificate of Incorporation of Registrant, as currently in effect.
         3.2*    Amended and Restated Certificate of Incorporation of Registrant
                 to be filed immediately after the closing of the offering made pursuant to the S-1 Registration Statement.
         3.3*    Bylaws of Registrant, as amended to date.
         3.4*    Amended and Restated Bylaws of Registrant to be effective upon the closing of the offering made pursuant to the S-1
                 Registration Statement.

* Incorporated herein by reference to the exhibits of the same number in the S-1
  Registration   Statement (File No. 333-30566).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 13, 2000          SONIC INNOVATIONS, INC.



                              By:  /s/ Stephen L. Wilson
                                   ----------------------
                                   Stephen L. Wilson
                                   Chief Financial Officer